                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary proxy statement.             [ ] Confidential, for use of the
                                                 Commission only (as permitted
                                                 by Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.

[ ] Definitive additional materials.

[ ] Soliciting material under Rule 14a-12.


                             DNAPRINT GENOMICS, INC.
                             -----------------------

                (Name of Registrant as Specified In Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                             DNAPRINT GENOMICS, INC.
                               900 COCOANUT AVENUE
                             SARASOTA, FLORIDA 34236

                      NOTICE TO THE HOLDERS OF COMMON STOCK
                       OF SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 4, 2003

     Notice is hereby given to the holders of the $0.01 par value per share Common Stock (the "Common Stock") of DNAPrint genomics, Inc. that a Special Meeting of Stockholders of the Company will be held at 900 Cocoanut Avenue, Sarasota, Florida on Tuesday, March 4 at 10:00 a.m. Eastern Standard Time for the following purposes

     (i) To approve an amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 500,000,000 to 1,500,000,000 shares; and

     (ii) To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

     Only those stockholders of record at the close of business on February 3, 2003 are entitled to notice of and to vote at the Special Meeting, or any adjournments thereof. The Company's transfer books will not be closed. A complete list of stockholders entitled to vote at the Special Meeting will be available at the Special Meeting.

     We encourage you to carefully consider Proposal I regarding an increase in the Company's authorized capital. We believe that approval of this proposal will be critical to our ability to continue to operate as a going concern.

                                            By Order of the Board of Directors



                                            TONY FRUDAKIS
                                            Secretary

February 4, 2003


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, PLEASE VOTE, SIGN, DATE, AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IF YOU ATTEND THE SPECIAL MEETING YOU MAY, IF YOU WISH, WITHDRAW YOUR PROXY AND VOTE IN PERSON.

                             DNAPRINT GENOMICS, INC.
                               900 COCOANUT AVENUE
                             SARASOTA, FLORIDA 34236

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MARCH 4, 2003


                                  INTRODUCTION

     This Proxy Statement is furnished to the holders of the $0.01 par value Common Stock ("Common Stock") of DNAPrint genomics, Inc. (the "Company" or "DNAPrint") in connection with the solicitation of proxies by the Company's Board of Directors for use at the Company's Special Meeting of Stockholders to be held at 900 Cocoanut Avenue, Sarasota, Florida on March 4, 2003 at 10:00 a.m. Eastern Standard Time and at any adjournment thereof. The matters to be considered and acted upon at the meeting are set forth in the attached Notice of Special Meeting of Shareholders.

     The complete mailing address of the Company is 900 Cocoanut Avenue, Sarasota, Florida 34236. This Proxy Statement, the Notice of Special Meeting of Shareholders, and the form of Proxy will first be sent to stockholders on or about February 4, 2002.

STOCKHOLDERS ENTITLED TO VOTE

     Only our stockholders of record at the close of business on February 3, 2003 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. Notwithstanding the Record Date specified above, our stock transfer books will not be closed and shares may be transferred subsequent to the Record Date. However, all votes must be cast in the names of stockholders of record on the Record Date.

     On the Record Date there were 499,915,893 shares of Common Stock of the Company outstanding and entitled to vote. The Common Stock is the only outstanding class of the Company's securities.

QUORUM AND VOTING REQUIREMENTS

     Our Bylaws provide that the presence, in person or by proxy, of the holders of a majority of the shares of Common Stock entitled to be cast on a matter at the Special Meeting shall constitute a quorum. Holders of Common Stock are entitled to one vote per share. For the purpose of determining the presence of a quorum, proxies marked "withhold authority" or "abstain" will be counted as present. Shares represented by proxies that include broker non-votes will also be counted as shares present for purposes of establishing a quorum.

     To increase the Company's authorized shares of Common Stock from 500,000,000 to 1,500,000,000 shares, more shares voting at the meeting must vote in favor of the proposal than vote against it. Abstentions and broker non-votes will be considered present and entitled to vote at the meeting but will not be counted as votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on Proposal I.

PROXIES

     If the enclosed Proxy is executed, returned in time and not revoked, the shares represented thereby will be voted in accordance with the instructions indicated in such Proxy. IF NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED IN FAVOR OF ALL PROPOSALS DESCRIBED IN THIS PROXY STATEMENT. A stockholder who has given a Proxy may revoke it at any time prior to its exercise at the Special Meeting by (i) giving written notice of revocation to our Corporate Secretary,
(ii) properly submitting to the Company a duly executed Proxy bearing a later date, or (iii) appearing at the Special Meeting and voting in person.

BENEFICIAL OWNERS OF MORE THAN FIVE PERCENT OF THE COMPANY'S COMMON STOCK; SHARES HELD BY DIRECTORS AND EXECUTIVE OFFICERS

     Based solely upon information made available to us, the following table sets forth information with respect to the beneficial ownership of our Common Stock as of February 3, 2003 by (i) each person who is known by us to beneficially own more than five percent of the Common Stock; (ii) each director;
(iii) each of the Company's Executive Officers; and (iv) all officers and directors as a group. Except as otherwise indicated, the holders listed below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                                         Shares of Common Stock
                                                                         ----------------------
Name and Address Of Beneficial Owner (1)                               Number           Percentage
------------------------------------                                   ------           ----------
NAMED EXECUTIVE OFFICERS AND DIRECTORS:
   Tony Frudakis, Ph.D.                                             32,492,565                 6.5%
   Hector Gomez, M.D., Ph.D.                                            40,000                    *
   5105 Rue Vendome
   Lutz, FL 33558
   Directors and Officers as a Group (2 persons)                    32,532,565                 6.5%
OTHER 5% STOCKHOLDERS:
   George Frudakis                                                  26,307,903                 5.3%

(1) Unless otherwise noted, c/o DNAPrint genomics, Inc., 900 Cocoanut Avenue, Sarasota, FL 34236.

(*)  Less than 1%.

                                   PROPOSAL I
                   INCREASE IN THE NUMBER OF AUTHORIZED SHARES
                                 OF COMMON STOCK

     The Board of Directors has unanimously approved, and recommends to the stockholders, an amendment to our certificate of incorporation to authorize the issuance of up to 1,500,000,000 shares of common stock. Our certificate of incorporation currently authorizes the issuance of up to 500,000,000 shares of common stock.

     The Board believes that the additional shares of common stock resulting from the increase in authorized capital should be available for issuance from time to time as may be required for various purposes, including (a) the issuance of common stock and warrants pursuant to one or more capital-raising transactions, potentially including the Rights Offering described below, (b) the issuance of common stock in connection with financing or acquisition transactions and (c) the issuance or reservation of common stock for stock options and warrants. IF NO ACTION IS TAKEN TO INCREASE THE AUTHORIZED COMMON STOCK, WE MAY BE UNABLE TO RAISE CAPITAL TO CONTINUE FUNDING OUR OPERATIONS, WHICH WILL JEOPARDIZE OUR ABILITY TO OPERATE AS A GOING CONCERN.

     On December 12, 2002, the Board of Directors approved, in concept, a proposal to offer to the shareholders of the Company rights to purchase certain securities in the Company (the "Rights Offering"). Management and the Board of Directors believe such an offering will provide shareholders an opportunity to maintain their relative equity ownership percentage in the Company while providing a plan for the Company to fund its future operations. Management expects to spend considerable time and effort to structure the

Rights Offering most advantageously. The Company may engage investment bankers or other financial advisors and will obtain appropriate support from its outside legal counsel and accountants. Before undertaking this effort, the Board of Directors seeks approval from the shareholders of the increase in authorized capital necessary for implementation of the Rights Offering.

     In general, the Board of Directors anticipates that the Rights Offering will work in the manner described in this paragraph, but the Board of Directors may modify its terms or decide to implement a different capital-raising approach if it determines that such modifications or other approaches are in the best interests of the shareholders. As currently contemplated, the Board of Directors would determine a record date for the Rights Offering. All shareholders of record as of that date would receive one Right for each share of Common Stock they own. Each Right would entitle the eligible shareholder to purchase a Unit consisting of a combination of one or more shares of Common Stock and one or more warrants to purchase additional shares of Common Stock. Shareholders will be under no obligation to exercise their Rights to purchase Units. Any unexercised Rights may, at the Company's option, be either cancelled or offered for sale to third parties.

     In addition to the proposed Rights Offering, we anticipate that in the future we will consider a number of possible financing and acquisition transactions that may involve the issuance of additional equity, debt or convertible securities. If the proposed increase in authorized capital is approved, the Board would be able to authorize the issuance of shares for these purposes without the necessity, and related costs and delays, of either calling a special stockholders' meeting or of waiting for the regularly scheduled annual meeting of stockholders in order to increase the authorized capital. If in a particular instance stockholder approval were required by law or otherwise deemed advisable by the Board, then the matter would be referred to the stockholders for their approval regardless of whether a sufficient number of shares previously had been authorized.

     The stockholders are not entitled to preemptive rights with respect to the issuance of any authorized but unissued shares. The proposed change in capital is not intended to have any anti-takeover effect and is not part of any series of anti-takeover measures contained in any debt instruments, the certificate of incorporation or bylaws in effect on the date of this proxy statement. Stockholders should note, however, that the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of the Company or the Board more difficult or time consuming and that the availability of additional authorized and unissued shares might make it more difficult to remove current management.

     Although the Board currently has no intention of doing so, shares of common stock could be issued by the Board to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board or to meet the voting requirements imposed by Utah law with respect to a merger or other business combination involving the Company. We are not aware of any proposed attempt to take over the Company or of any attempt to acquire a large block of common stock. We have no present intention to use the increased authorized common stock for anti-takeover purposes.

     If the proposal to increase authorized common stock is approved by the stockholders, we will file an amendment to the certificate of incorporation with the Utah Secretary of State in order to effect the increase in authorized common stock.

     To approve amendment of the certificate of incorporation to increase the Company's authorized common stock, more shares of common stock, whether represented in person or by proxy, voting at the meeting must vote in favor of the proposal than vote against it.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE PROPOSAL TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK.

                              STOCKHOLDER PROPOSALS

     For stockholder proposals to be considered for inclusion in the proxy materials for the Company's 2004 Annual Meeting of Stockholders, they must be received by the Company's Secretary no later than January 3, 2004.

                                  OTHER MATTERS

EXPENSE AND MANNER OF SOLICITATION

     The cost of soliciting proxies in the accompanying form will be borne by the Company. In addition to the use of the mails, proxies may be solicited by directors, officers or other employees of the Company, personally, by telephone, or by any other means necessary in order to assure sufficient representation at the Special Meeting. The Company has engaged Georgeson Shareholder Services to distribute proxy materials to brokers and banks for distribution to beneficial owners of the Company's Common Stock and to solicit proxies from brokerage firms, banks and institutional holders of shares. Georgeson will be paid a fee of approximately $7,500 plus reimbursement of expenses for its services.

MISCELLANEOUS

     At the time of preparation of this Proxy Statement, the Board of Directors knows of no other matters that will be acted upon at the Special Meeting. If any other matters are presented for action at the Special Meeting or at any adjournment thereof, it is intended that the Proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                                      By Order of the Board of Directors
                                      TONY FRUDAKIS
                                      Secretary

Sarasota, Florida
February 4, 2003

PROXY
                             DNAPRINT GENOMICS, INC.
                               900 COCOANUT AVENUE
                             SARASOTA, FLORIDA 34236
                         SPECIAL MEETING OF STOCKHOLDERS

     The undersigned stockholder of DNAPrint genomics, Inc. (the "Company"), hereby constitutes and appoints Tony Frudakis, with full power of substitution, to vote the number of shares of Common Stock which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders to be held at 900 Cocoanut Avenue, Sarasota, Florida, on March 4, 2003, at 10:00 a.m. Eastern Standard Time, or at any adjournments thereof (the "Special Meeting"), upon the proposals described in the Notice of Special Meeting of Stockholders and Proxy Statement, both dated February 4, 2003, the receipt of which is acknowledged, in the manner specified below.

1. INCREASE IN AUTHORIZED COMMON STOCK. On the proposal to approve an amendment to the Company's Certificate of Incorporation to increase the Company's authorized Common Stock from 500,000,000 to 1,500,000,000 shares:

           For |_|                 Against|_|                Abstain |_|

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1 AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     Please sign exactly as your name appears on your stock certificate and date. Where shares are held jointly, each stockholder should sign. When signing as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Shares Held:
             ---------


Signature of Stockholder              Signature of Stockholder (if held jointly)

Dated:                , 2003          Dated:                       , 2003
      ----------------                      -----------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE DNAPRINT GENOMICS, INC. BOARD OF DIRECTORS AND MAY BE REVOKED BY THE STOCKHOLDER PRIOR TO ITS EXERCISE.